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                                                                      EXHIBIT 21

                                  CENCOR, INC.
                         SUBSIDIARIES OF THE REGISTRANT



Century Acceptance Corporation.
All subsidiaries are 100% owned
The following is a list of Century's wholly-owned subsidiaries:

NAME                                                    STATE OF INCORPORATION

Century Finance Company of Alabama . . . . . . . . . . . . . .   Alabama
Century Finance Company of Colorado. . . . . . . . . . . . . .   Colorado
Century Finance Company of Florida . . . . . . . . . . . . . .   Florida
Century Finance Company, Inc.. . . . . . . . . . . . . . . . .   Georgia
Century Finance Company, Inc. of Buckhead
            dba Century Finance Company, Inc. of Augusta . . .   Georgia
Century Finance Company, Inc. of Brunswick . . . . . . . . . .   Georgia
Century Finance Company, Inc. of Carrollton. . . . . . . . . .   Georgia
Century Finance Company, Inc. of Columbus. . . . . . . . . . .   Georgia
Century Finance Company, Inc. of Dalton. . . . . . . . . . . .   Georgia
Century Finance Company, Inc. of East Point. . . . . . . . . .   Georgia
Century Finance Company, Inc. of Georgia . . . . . . . . . . .   Georgia
Century Finance Company, Inc. of Macon . . . . . . . . . . . .   Georgia
Century Finance Company, Inc. of Marietta. . . . . . . . . . .   Georgia
Century Finance Company, Inc. of Rome. . . . . . . . . . . . .   Georgia
Century Finance Company, Inc. of Savannah. . . . . . . . . . .   Georgia
Century Finance Company of Kansas. . . . . . . . . . . . . . .   Kansas
Century Finance Company of Kentucky. . . . . . . . . . . . . .   Kentucky
Century Finance Company of Louisiana . . . . . . . . . . . . .   Louisiana
Century Finance Company of Missouri. . . . . . . . . . . . . .   Missouri
Century Finance Company of Omaha, Inc. . . . . . . . . . . . .   Nebraska
Century Finance Company of Oklahoma, Inc.. . . . . . . . . . .   Oklahoma
Century Finance Company of Greenville, Inc.. . . . . . . . . .   South Carolina
Century Finance Company of Tennessee . . . . . . . . . . . . .   Tennessee
Century Acceptance Corporation of Texas. . . . . . . . . . . .   Texas
Century Finance Company of Kearns. . . . . . . . . . . . . . .   Utah
Century Finance Company of Main. . . . . . . . . . . . . . . .   Utah